UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2001

American Woodmark Corporation®
(Exact name of registrant as specified in its charter)

_______________

Virginia (State or other jurisdiction of incorporation or organization)	0-14798 (Commission File Number)	54-1138147 (IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia (Address of principal executive offices)	22601 (Zip Code)

Registrant's telephone number, including area code: (540) 665-9100

 American Woodmark Corporation

ITEM 5. OTHER EVENTS

Press Release Dated January 18, 2001

American Woodmark Corporation announced today that the Board of Directors has authorized the use of up to $10 million for the repurchase of the Company's common stock. The Company announced that repurchases may be made from time-to-time in the open market, in privately negotiated transactions or otherwise, at prices that the Company deems appropriate.

The press release announcing the exclusive license agreement is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1 The Registrant's Press Release dated January 18, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION (Registrant)

/s/ William A. Armstrong	/s/ Kent B. Guichard
William A. Armstrong Corporate Controller	Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer
Date: January 18, 2001	Date: January 18, 2001
Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	The Registrant's Press Release dated January 18, 2001.

Exhibit 99.1

P. O. Box 1980
Winchester, VA 22604-8090

News Release

FOR IMMEDIATE RELEASE

Contact: Glenn Eanes
             Treasurer
             540-665-9100

AMERICAN WOODMARK CORPORATION
ANNOUNCES COMMON STOCK REPURCHASE AUTHORIZATION
________________________________________________________________________

Winchester, Virginia (January 18, 2001) -- American Woodmark Corporation (Nasdaq/NM: AMWD) announced today that the Board of Directors has authorized the use of up to $10 million for the repurchase of the Company's common stock. The Company announced that repurchases may be made from time-to-time in the open market, in privately negotiated transactions or otherwise, at prices that the Company deems appropriate.

         Jake Gosa, President and Chief Executive Officer, commented, "We are pleased with the Board's decision to use a portion of the Company's financial resources to repurchase shares. We believe that investing in American Woodmark common stock given the current market valuation represents an attractive investment. Our strong financial condition and cash flow will allow us to take advantage of opportunities to purchase our stock at attractive prices while continuing to invest in the future growth of American Woodmark."

         American Woodmark Corporation manufactures and distributes kitchen cabinets and vanities, for the remodeling and new home construction markets. Its products are sold on a national basis directly to home centers, major builders and home manufacturers and through a network of independent dealers and distributors. The Company presently operates eleven manufacturing facilities and five service centers across the country.

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Safe harbor statement under the Private Securities Litigation Reform Act of 1995: All forward looking statements made by the Company involve material risks and uncertainties and are subject to change based on factors that may be beyond the Company's control. Accordingly, the Company's future performance and financial results may differ materially from those expressed or implied in any such forward looking statements. Such factors include, but are not limited to, those described in the Company's filings with the Securities and Exchange Commission and the Annual Report to Shareholders. The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.